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                          THE SPORTS CLUB COMPANY, INC.

                        6,000,000 SHARES OF COMMON STOCK*


                             UNDERWRITING AGREEMENT


                                                                  March __, 1998



SCHRODER & CO. INC.
PRUDENTIAL SECURITIES INCORPORATED
SUTRO & CO. INCORPORATED
  as Representatives of the
  several Underwriters
c/o Schroder & Co. Inc.
787 Seventh Avenue
5th Floor
New York, New York  10019

Ladies and Gentlemen:

The Sports Club Company, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacity, the "Representatives"), an aggregate of 6,000,000 shares (the "Firm Securities") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). The Company and each of the selling stockholders listed on Schedule 2 hereto (collectively, the "Selling Stockholders" and each individually, a "Selling Stockholder") have also agreed to issue and sell pursuant to an option, subject to the terms and conditions hereof, up to 900,000 additional shares of Common Stock, of which 800,000 shares are to be issued and sold by the Company and 100,000 shares are to be sold by the Selling Stockholders. Any and all shares of Common Stock to be issued and sold pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

        The Company and the Selling Stockholders hereby confirm their respective agreement with the several Underwriters, as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be the Underwriters.

-------------
* Plus an option to purchase from the Company and the Selling Stockholders up to 900,000 shares to cover over-allotments.



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        1.  Agreements to Sell and Purchase.

               (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, upon the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, and at a purchase price of $______ per share, the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule 1 hereto. The Company shall deliver, or cause to be delivered, to the Representatives for the respective accounts of the Underwriters, one or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date (as hereinafter defined), against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds to the order of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Schroder & Co. Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019 at 9:30 a.m., New York time, on ____________, 1998, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 8 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar at least 24 hours prior to the Firm Closing Date.

               (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities, the Company and the Selling Stockholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Securities (such Option Securities, if less than the aggregate amount, to be apportioned first between the Selling Stockholders on a pro rata basis based on the maximum amount of Option Securities which the Selling Stockholders are obligated to sell to the Underwriters pursuant to this Section 1(b) and then from the Company, adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares). The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities sold by the Company set forth above in paragraph (a) of this Section 1. The option granted hereby may be exercised only once as to all or any part of the Option Securities and must be exercised within thirty days after the date of the Prospectus. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to any exercise of such option. The Representatives may exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate amount of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than seven business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 8 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company and the Selling Stockholders shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to


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purchase from the Company and the Selling Stockholders the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option, as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional Shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 1, except that reference therein to the Firm Securities an the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

               Certificates in negotiable form (endorsed in blank or accompanied by stock powers in blank, with signatures appropriately guaranteed, and any funds necessary for the purchase of stock transfer stamps) representing all of the Securities to be sold by the Selling Stockholders have been placed in custody under Custody Agreements (each, a "Custody Agreement") with American Stock Transfer & Trust Company as Custodian (the "Custodian") and each Selling Stockholder has duly executed and delivered a Power of Attorney (a "Power of Attorney") appointing D. Michael Talla, John Gibbons and Timothy O'Brien, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute this Agreement and to deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and such Custody Agreement. Each Selling Stockholder agrees that the Securities represented by the certificates held in custody for such Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder and the arrangements made by such Selling Stockholder for such custody, as well as the appointment by such Selling Stockholder of the Attorneys-in-Fact, are, to that extent, irrevocable. Each Selling Stockholder specifically agrees that its obligations hereunder shall not be terminated, except as otherwise provided herein, by any act of such Selling Stockholder, operation of law or otherwise, whether by the death or incapacity of such Selling Stockholder or by the occurrence of any other event. If any Selling Stockholder should die or become incapacitated or if any other such event should occur before the delivery of the Securities hereunder, certificates representing the Securities held in custody for such Selling Stockholder shall be delivered pursuant to the terms and conditions of this Agreement and such Custody Agreement, and the actions taken by the Attorneys-in-Fact pursuant to such Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian or the Attorneys-in-Fact shall have received notice of such death, incapacity or other event.

               (c) It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

        2. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the several Underwriters that:



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               (a) A registration statement on Form S-2 (File No. 333-46973)
with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable Rules and Regulations (as defined below) of the Securities and Exchange Commission (the "Commission") and has been filed with the Commission; such amendments to such registration statement, and such amended prospectuses subject to completion, as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, and such amended prospectuses subject to completion, as may hereafter be required. Copies of such registration statement and each such amendment, each such related prospectus subject to completion (collectively, the "Preliminary Prospectuses" and individually, a "Preliminary Prospectus"), each document incorporated by reference therein and each exhibit thereto have been delivered to you. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

        If the registration statement has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission, pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations under the Act or as part of a post-effective amendment to the registration statement (including a final form of prospectus), the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations under the Act. If the registration statement has not been declared effective under the Act by the Commission, the Company will prepare and promptly file a further amendment to the registration statement, including a final form of prospectus. The term "Registration Statement" as hereinafter used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits in the form in which it became or becomes effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations under the Act, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations under the
Act) and, in the event of any amendment thereto after the effective date of such registration statement (the "Effective Date"), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Securities as included in such registration statement at the time it became or becomes effective, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the Prospectus on file with the Commission at the time the registration statement became or becomes effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations under the Act), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein.



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               (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, at the time of filing thereof, or instituted proceedings for that purpose, and each such Preliminary Prospectus, at the time of filing thereof, has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, at the time of filing thereof, has not included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading and at the time the Registration Statement became or becomes effective and at all times subsequent thereto up to and including the Firm Closing Date (as hereinafter defined) and any Option Closing Date, and during such longer period as the Prospectus may be required to be delivered in connection with sales by an Underwriter or a dealer, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations, and (ii) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations, and as of the date any such document was or is filed with the Commission under the Exchange Act such document did not, and on the Firm Closing Date and on any Option Closing Date will not, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (c) The Company is a Delaware corporation in good standing under the laws of the State of Delaware. Each of the subsidiaries of the Company (the "Subsidiaries") has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization; and each of its Subsidiaries is (i) a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or (ii) a partnership duly formed, validly existing and in good standing under the laws of its state of formation, operating pursuant to a valid and binding partnership agreement, duly and validly authorized, executed and delivered by the parties thereto and enforceable in accordance with its terms. The Company and each of its Subsidiaries is duly licensed, registered or qualified to transact business and in good standing as a foreign corporation or foreign partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing, registration or qualification necessary, except where the failure to so license, register or qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect").

               (d) The Company and each of its Subsidiaries have full power and authority (corporate or partnership) to conduct all the activities conducted by it, to own or lease their respective properties and conduct their respective


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businesses as described in the Registration Statement and the Prospectus; and
the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

               (e) The shares of capital stock owned by the Company which have been issued by the Company's corporate Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The issued partnership interests of those of the Company's Subsidiaries which have been organized in partnership form (the "Partnership Subsidiaries") have been duly authorized and validly issued in accordance with the terms of the respective partnership agreements of the Partnership Subsidiaries, and in the case of limited partnership interests, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims. Except with respect to the Subsidiaries, the Company does not own, and at the Firm Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of (i) the articles of incorporation and the bylaws of the Company and all amendments thereto and (ii) the organizational documents of each of the Subsidiaries have been delivered to the Representatives, and no changes therein will be made without the prior written consent of the Representatives subsequent to the date hereof and prior to the Firm Closing Date or, if later, the Option Closing Date. A complete and correct copy of the certificate of partnership and partnership agreement of each of the Company's Partnership Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made without the prior written consent of the Representatives subsequent to the date hereof and prior to the Firm Closing Date or, if later, the Option Closing Date.

               (f) The Company has an authorized capitalization as set forth in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities have been duly authorized and at the Firm Closing Date, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement, except where such rights have been waived. Except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding, and at the Firm Closing Date and, if later, the Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of its capital stock or any such warrants, convertible securities or obligations.

               (g) The shares of capital stock of the Company conform to the description thereof incorporated by reference in the Prospectus.

               (h) The consolidated financial statements and schedules included in the Registration Statement, each Preliminary Prospectus and the Prospectus present fairly the financial condition of the Company, its Subsidiaries and their respective predecessors as of the



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dates thereof and the consolidated results of operations, stockholders'
equity and cash flows of the Company and its predecessors for the periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire period involved, except as otherwise disclosed therein. No other financial statements or schedules of the Company, its Subsidiaries or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement, the Preliminary Prospectus or the Prospectus. KPMG Peat Marwick LLP ("KPMG Peat Marwick" or the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company and its Subsidiaries, as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

               (i) KPMG Peat Marwick, who have audited the financial statements of the Company and its consolidated Subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules incorporated in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company and its Subsidiaries, as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

               (j) The Company and its Subsidiaries maintain a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (k) The execution and delivery of this Agreement has been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general principles of equity and, with respect to indemnification, public policy.

               (l) No legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein and no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

               (m) Since the respective dates as of which information is given in the



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Registration Statement and the Prospectus, except as otherwise stated therein,
(i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) neither the Company nor any of its Subsidiaries has incurred, nor will they have incurred any material liabilities or obligations, direct or contingent, (iii) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any of its shares of Common Stock.

               (n) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries, except for any breach, violation or default which will not have a Material Adverse Effect.

               (o) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (p) The Company and each of its Subsidiaries have good and marketable title to all real properties, and interests in real property, described in the Prospectus (including the documents incorporated by reference therein) as owned by each of them, in each case free and clear of all liens, charges, encumbrances and restrictions except such as are described in the Registration Statement or such as do not materially adversely affect the value of such property or interests or interfere with the use made or proposed to be made of such property or interests by the Company and each of its Subsidiaries; the Company has obtained satisfactory confirmations, except as is otherwise described in the Registration Statement, that the Company and each of its Subsidiaries has the foregoing title to such real property and interests in real property; and any real property and buildings held under lease by the Company or any of its Subsidiaries, as the case may be, under valid, binding and enforceable leases conforming to any applicable description thereof set forth in or the documents incorporated by reference into the Registration Statement and the Prospectus, with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company, its Subsidiaries or any third party.

               (q) No statement, representation, warranty or covenant made by the Company


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in this Agreement or made in any certificate or document required by this
Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect in any material respect.

               (r) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (s) The Company has been advised by the American Stock Exchange (the "AMEX") that the Securities will be listed for trading on the AMEX upon official notice of issuance, and the Company knows of no reason or set of facts which would adversely affect such approval.

               (t) Neither the Company nor any of its Subsidiaries is involved in any material labor dispute nor, to the best knowledge of the Company, is any such dispute threatened.

               (u) Neither the Company nor any of its Subsidiaries nor, to the Company's best knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary of the Company or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

               (v) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters in connection with the transactions contemplated by this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby

               (w) The Company and each of its Subsidiaries has and will have at the Firm Closing Date and the Option Closing Date (if any) all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, "Licenses") necessary to carry on their business and own their properties as contemplated in the Prospectus, except where the failure to so obtain such Licenses will not have a Material Adverse Effect. The Company and each of its Subsidiaries has, and at the Firm Closing Date and the Option Closing Date (if any) will have, complied in all material respects with all laws, regulations and orders applicable to them or their business and properties, except where the failure to so comply will not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries are, at the Firm Closing Date and the Option Closing Date (if any), in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which they are a party or by which any of their properties are bound or affected, except for any default which would not have a Material Adverse Effect. To the best knowledge of the Company, no other party under any such contract or other agreement is in default in any material respect thereunder.



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There are no governmental proceedings or actions pending or threatened for the purpose of suspending, modifying or revoking any License held by the Company or any of it Subsidiaries. The Company is not in violation of any provision of its articles of incorporation or bylaws. None of the Subsidiaries are in violation of their organizational documents.

               (x) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts to which the Company or any of its Subsidiaries is a party which are listed in Item 16 of the Registration Statement, have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof.

               (y) The Company and each of its Subsidiaries own, or are licensed or otherwise have the full right to use all material trademarks and trade names which are used in or necessary for the conduct of their business as may be described in the Prospectus. To the Company's best knowledge, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company or any of its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

               (z) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility or self-insured against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company or any of its Subsidiaries has any reason to believe that it will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers or continue to be self-insured as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

               (aa) The business, operations and facilities of the Company and each of its Subsidiaries have been conducted in compliance with all applicable laws, ordinances, rules, regulations, Licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where such failure to comply would not, alone or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any such violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

               (bb) The Company and each of its Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by them or reserved adequately therefor and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable.

               (cc) Each officer and director of the Company has delivered to Schroder & Co. Inc. an agreement in the form set forth as Exhibit A hereto to the effect that he or she will not, for a period of 90 days after the date hereof, without the prior written consent of Schroder & Co. Inc., offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

               (dd) The Company and its officers and directors have not distributed and will not distribute the Registration Statement, any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Securities. The Company and its officers and directors have not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               3. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, jointly and severally, represents, warrants and covenants to each Underwriter that:

                      (a) Such Selling Stockholder has full power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms hereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

                      (b) Such Selling Stockholder has full power and authority to enter into the Power of Attorney in the form heretofore furnished to the Underwriters and the Custody Agreement in the form heretofore furnished to the Underwriters and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder and of the Power of Attorney and the Custody Agreement have been given. Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies.

                      (c) Such Selling Stockholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Option Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interests, liens, encumbrances, equities or claims, and
(ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Option Securities to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein; and upon delivery of the Option Securities hereunder, and assuming that each of the Underwriters acquires such Option Securities in good faith without notice of any adverse claim (within the meaning of the Uniform Commercial Code), the Underwriters will receive good and marketable title to the Option Securities purchased by it from such Selling Stockholder, free and clear of any security interests, liens, encumbrances, equities or claims.

                      (d) On the Closing Date all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Option Securities to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

                      (e) None of the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated herein or therein by such Selling Stockholder conflicts or will conflict with, or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interests, liens, encumbrances, equities or claims upon, any property or assets of such Selling Stockholder pursuant to, (i) the terms of any contract or other agreement to which such Selling Stockholder is a party or by which it is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect such Selling Stockholder's ability to perform its obligations hereunder; (ii) any statute, rule or regulation of any governmental authority having jurisdiction over such Selling Stockholder or any of its activities or properties; or (iii) the terms of any judgment, decree or order of any arbitration or governmental authority having such jurisdiction.

                      (f) No consent, approval, authorization or order of, or any filing or declaration with, any governmental authority is required for the consummation by such Selling Stockholder of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Option Securities to be sold by such Selling

Stockholder.

                      (g) The sale of the Option Securities proposed to be sold by such Selling Stockholder is not prompted by such Selling Stockholder's knowledge of any material adverse information concerning the Company or any of its Subsidiaries which is not set forth or described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

                      (h) On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, all information with respect to such Selling Stockholder included in the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), did or will comply with all applicable provisions of the Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no information regarding such Selling Stockholder included in the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the information regarding such Selling Stockholder included in the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (i) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 2 are not true and correct in all material respects.

                      (j) Such Selling Stockholder has not distributed and will not distribute the Registration Statement, any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Option Securities. Such Selling Stockholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Option Securities.

                      (k) Such Selling Stockholder does not have, nor has obtained waiver prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Securities that are to be sold by the Company or any of the Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options, or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

        4. Representations and Warranties of the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

        5. Agreements. The Company (as to Sections 5(a) - (i)) and each Selling Stockholder (as to Section 5(h)), jointly and severally, covenant and agree with each of the Underwriters that:

              (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; it will notify the Representatives, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a), the Company will provide evidence satisfactory to the Representatives that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations under the Act or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations under the Act, it will provide evidence satisfactory to the Representatives that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify the Representatives promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon the Representatives' request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable so as to comply with all applicable laws and regulations (including, without limitation, Section 11 under the Act and Rule 10b-5 under the Exchange Act) in connection with the distribution of the Securities by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify the Representatives of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Securities as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in case any Underwriter is required so as to comply with all applicable laws and regulations (including, without limitation, Section 11 under the Act and Rule 10b-5 under the Exchange Act) to deliver a prospectus nine months or more after the Effective Date in connection with the sale of the Securities, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed incorporated therein by reference) which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing or which is not in compliance with the Act and the Rules and Regulations under the Act. The Company will furnish to the Representatives at or prior to the filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

       (b) The Company will advise the Representatives, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

       (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

       (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 4(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

       (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters, upon request, a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), (ii) to each Underwriter, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

       (f) The Company, as soon as practicable, will make generally available to its security holders and to the Representatives a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

        (g) The Securities will be listed on the AMEX, subject to notice of issuance.

        (h) The Company and its executive officers and directors and each Selling Stockholder will not, directly or indirectly, offer, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock for a period of 90 days after the date hereof without the prior written consent of Schroder & Co. Inc.

        (i) The Company intends to use the net proceeds from the sale of the Securities sold by it hereunder as set forth under "Use of Proceeds" in the Prospectus.

        6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of all documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, the Custody Agreements and the Powers of Attorney (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission relating to the Securities, (vii) the listing of the Securities on the AMEX, (viii) expenses of Company personnel in connection with their attendance at meetings with prospective investors in the Securities, and (ix) fees and expenses incurred in connection with the review by the National Association of Securities Dealers, Inc. ("NASD") of certain of the matters set forth in this Agreement, including fees and disbursements of counsel for the Underwriters relating thereto. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

        7. Conditions to the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy in all material respects of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date as if made on and as of the Firm Closing Date, to the accuracy in all material respects of the certificates of the Company's officers delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

                     (a) The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Kinsella, Boesch, Fujikawa and Towle LLP, to the effect that:

                        (i) Each of the Company and its Subsidiaries has been
                duly organized and is validly existing in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business as a foreign organization and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole.

                        (ii) Each of the Company and its Subsidiaries has the
                requisite corporate or equivalent power to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company has full corporate power and authority to enter into the Underwriting Agreement and to consummate the transactions provided for therein. The Underwriting Agreement and the consummation of the transactions provided for therein have been duly authorized by the Company. The issuance and sale of the Securities to the Underwriters by the Company pursuant to the Underwriting Agreement, the compliance by the Company with the other terms of the Underwriting Agreement, and the consummation of the other transactions therein contemplated do not conflict with and will not result in the violation by the Company of the provisions of its Articles of Incorporation or Bylaws.

                        (iii) The Company has authorized capital stock as set
                forth in the Prospectus. The outstanding shares of common stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and are free from preemptive rights. To the best of such counsel's knowledge, there are no outstanding options, warrants, or other rights calling for the issuance of, and no commitment, plan or arrangement to issue or register, any share of capital stock of the Company or the Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or the Subsidiaries other than as disclosed in the Registration Statement and the Prospectus.

                        (iv) The Securities to be issued and sold by the Company
                pursuant to the Underwriting Agreement have been duly authorized and, when issued to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and free of preemptive rights, or, to such counsel's knowledge, other similar rights. The Securities have been duly authorized for listing, subject to official notice of issuance, on the AMEX.

                        (v) The Underwriting Agreement has been executed and
                delivered by the Company and, assuming due authorization, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors;
                (ii) as limited by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and (iii) as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to an underwriter of securities as contrary to public policy.

                        (vi) The issuance, offering and sale of the Securities
                by the Company pursuant to this Underwriting Agreement, the compliance by the Company with the other terms of this Underwriting Agreement and the consummation by the Company of the other transactions herein contemplated will not (i) result in the violation by the Company of any statute, rule or regulation (other than federal or state securities law, which are specifically addressed elsewhere herein), (ii) violate any court order or (iii) result in the breach of or a default under any of the exhibits to the Registration Statement; and no consent, approval, authorization or order of, or filing with, any federal court or governmental agency is required for the consummation of the issuance and sale of the Securities by the Company pursuant to this Underwriting Agreement, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Securities by the Underwriters; provided, however, that such counsel need express no opinion pursuant to clauses (i), (ii) or (iii) of this paragraph as to any antifraud laws which may be applicable.

                        (vii) The Registration Statement has become effective
                under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated or threatened by the Commission. Any required filing of the Prospectus pursuant to Rule
                424(b) under the Act has been made in accordance with Rule 424(b) under the Act.

                       (viii) The Registration Statement and the Prospectus
                comply as to form in all material respects with the requirements for registration statements on Form S-2 under the Act and the rules and regulations of the Commission thereunder (it being understood, however, that such counsel need not express any opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus and that, in passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may assume that the statements made therein are correct and complete).

                       (ix) To the best of such counsel's knowledge, there are
                no contracts or documents of a character required under the Act to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                       (x) To the best of such counsel's knowledge, there is no
                suit, action or proceeding pending against the Company or its properties, or by any court, administrative agency or governmental authority that is required to be described in the Registration Statement or the Prospectus that is not described as required.

                       (xi) The Company is not an "investment company" within
                the meaning of the Investment Company Act of 1940, as amended.

                       (xii) Any real property and buildings held under lease by
                the Company or any of its Subsidiaries or leased by the Company or any of its Subsidiaries to a third party are held or leased by the Company or any of its Subsidiaries under valid, binding and enforceable leases conforming to the description thereof set forth in the Prospectus, with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries or third parties.

                       (xiii) The statements set forth in the Prospectus under
                the captions "Risk Factors," "The Company," "Business," "Management," "Principal and Selling Stockholders," "Certain Transactions," and "Shares Eligible for Future Sale," insofar as such statements constitute matters of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects. In addition, each of the transactions described under "Certain Transactions" has been duly authorized by all necessary action of the Company, including approvals of the disinterested members of the Board of Directors of the Company.

                       (xiv) No default exists, and no event has occurred which,
                with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its Subsidiaries.

                       (xv) The Power of Attorney and the Custody Agreement of
                each Selling Stockholder have been duly authorized, executed and delivered on behalf of such Selling Stockholder and are valid instruments legally sufficient for the purposes intended.

                       (xvi) Each Selling Stockholder has full right, power and
                authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Option Securities to be sold by such Selling Stockholder hereunder.

                       (xvii) This Agreement has been duly authorized, executed
                and delivered on behalf of the Selling Stockholder.

                       (xviii) Upon the delivery of and payment for the Option
                Securities contemplated in this Agreement, and upon registration of the Option Securities in the names of the Underwriters, the Underwriters will have acquired good and valid title to the Option Securities being sold by each Selling Stockholder free of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any lien in favor of the Company or any restriction on transfer imposed by the Company; and the owner of the Option Securities being sold by each Selling Stockholder hereunder, if other than the Selling Stockholder, is precluded from asserting against such Underwriters the ineffectiveness of any unauthorized endorsement.

        In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the laws of jurisdictions in which such counsel are not admitted to practice, to the extent satisfactory to counsel for the Underwriters, upon the opinion of local counsel in such jurisdictions and in the case of the opinion described in paragraph (i) above upon certificates of public officials. The foregoing opinion shall also state that the Underwriters are justified in relying upon any such opinion of such local counsel, and copies of the opinion of such local counsel shall be delivered to the Representatives and counsel for the Underwriters.

        In addition to the matters set forth above, such counsel shall also state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent auditors, your representatives and your counsel, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and although they are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth therein) and have not made any independent check or verification thereof, during the course of such participation (relying as to the factual matters underlying the determination of materiality to a large extent upon the statements of officers or other representatives of the Company), no facts came to their attention that caused them to believe that the Registration Statement, as of the Effective Date and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and the date of such opinion, included or includes any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel will express no belief with respect to the financial statements, the notes thereto and related schedules and other financial, numerical, statistical and accounting data included or omitted from the Registration Statement or the Prospectus.

        References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment thereto at the date of such opinion.

                      (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Stroock & Stroock & Lavan LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                      (d) The Representatives shall have received from KPMG Peat Marwick a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                        (i) they are independent accountants with respect to the
                Company within the meaning of the Act and the applicable rules and regulations thereunder;

                        (ii) in their opinion, the audited combined financial
                statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form and in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                        (iii) on the basis of a reading of the latest available
                unaudited consolidated financial statements of the Company, a reading of the unaudited amounts for revenues and total and per share amounts of net income for the month of _____________ of 1998 and of the unaudited consolidated financial statements of the Company for the periods from which such amount are derived, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and its Subsidiaries, and inquiries of certain officials of the Company and its accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company or its Subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its Subsidiaries, in each case combined with amounts shown on the December 31, 1997 audited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding quarter, in revenues, net income before income taxes or total or per share amounts of net income of the Company, except in all instances for changes, decreases or increases set forth in such letter or as set forth in or contemplated in the Prospectus;

                        (iv) they have carried out certain specified procedures
                not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated Subsidiaries and are included in the Registration Statement and the Prospectus under the captions "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management" and "Certain Transactions" and in the Financial Statements Schedules of the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

        In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

        References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment thereto at the date of such letter.

                     (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

                        (i) the representations and warranties of the Company in
                this Agreement are true and correct as if made on and as of the Firm Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Firm Closing Date or Option Closing Date, as the case may be;

                       (ii) no stop order suspending the effectiveness of the
                Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of the Company's knowledge, are threatened under the Act;

                       (iii) none of the Registration Statement, the Prospectus
                nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                       (iv) subsequent to the respective dates as of which
                information is given in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries have incurred up to and including the Firm Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of their respective business or as otherwise disclosed in the Prospectus, any material liabilities or obligations, direct or contingent; the Company has not paid or declared any dividends or other distributions on its capital stock; neither the Company nor any of the Subsidiaries has entered into any transactions not in the ordinary course of business; and there has not been any material change in the capital stock or long-term debt or any material increase in the short-term borrowings of the Company or any of the Subsidiaries; neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation that is pending or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries that is required to be set forth in an amended or supplemented Prospectus that has not been set forth; and there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been set forth.

        References to the Registration Statement and the Prospectus in this subsection (i) are to such documents as amended and supplemented at the date of such certificate.

                     (f) The Representatives shall have received a certificate, dated the Firm Closing Date, from each Selling Stockholder (which may be signed by an Attorney-in-Fact) to the effect that:

                        (i) The Registration Statement and Prospectus and, if
                any, each amendment and each supplement thereto contain all statements required to be included therein regarding such Selling Stockholder, and (A) as of the date of such certificate,
                (x) the Registration Statement does not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder not misleading and (y) the Prospectus does not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder, in the light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein regarding such Selling Stockholder not untrue or misleading in any material respect;

                        (ii) Each of the representations and warranties of such
                Selling Stockholder contained in this Agreement are, at the time such certificate is delivered, true and correct in all material respects; and

                        (iii) Each of the covenants required herein to be
                performed by such Selling Stockholder on or prior to the date of such certificate has been duly, timely and fully performed in all material respects and each condition herein required to be complied with such Selling Stockholder on or prior to the delivery of such certificate has been duly, timely and full complied with in all material respects.

                     (g) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Selling Stockholders.

                     (h) Prior to the commencement of the offering of the Securities, the Securities shall have been accepted for listing on the AMEX.

        All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company and the Selling Stockholders shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

        The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

               8.      Indemnification and Contribution.

                (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or otherwise, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of any Underwriter, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of the Company herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in strict conformity with written information furnished with respect to any Underwriter by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, provided that such written information or omissions only pertain to disclosures in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto directly relating to the transactions effected by the Underwriters in connection with this offering, and provided further that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) if such untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus has not been furnished to the person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of such Securities to such person.

        The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise

               (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or otherwise, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of any Underwriter, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant made by such Selling Stockholder herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arise out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in strict conformity with written information furnished with respect to any Underwriter by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, provided that such written information or omissions only pertain to disclosures in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto directly relating to the transactions effected by the Underwriters in connection with this offering, and provided further that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) if such untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus has not been furnished to the person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of such Securities to such person.


     The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which such Selling Stockholder may otherwise have. For purposes of this Agreement, such Selling Stockholder acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus and the last paragraph on the outside front cover page of the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

     The liability of such Selling Stockholder under this Section 8(b) shall be limited to an amount equal to the aggregate public offering price of the Securities sold by such Selling Stockholder to the Underwriters. The Company and such Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

               (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Stockholder to the same extent as the foregoing indemnity from the Company and each Selling Stockholder to the Underwriters but only with respect to statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto made in reliance upon, and in strict conformity with, written information furnished with respect to any Underwriter by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, provided that such written information or omissions only pertain to disclosures in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto directly relating to the transactions effected by the Underwriters in connection with this offering.

        The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company who has signed the Registration Statement. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have. For purposes of this Agreement, the Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus and the last paragraph on the outside front cover page of the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

               (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, (which consent shall not be unreasonably withheld) unless such indemnified party waived its rights under this Section 8 in which case the indemnified party may effect such a settlement without such consent.

               (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unenforceable or otherwise unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by it with respect to the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

               9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 11 hereof. In the event of any default by one or more Underwriters as described in this Section 8, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 1 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

               10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Stockholder, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

               11. Termination. This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or any Selling Stockholder fails to perform its obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively, the Representatives determines in its sole discretion that:

                     (a) trading in the Securities or trading in the Common Stock shall have been suspended by the Commission or trading in securities generally on the AMEX, New York Stock Exchange or the International Stock Exchange of the United Kingdom shall have been suspended or minimum or maximum prices shall have been established for the Common Stock on either such exchange;

                     (b) a banking moratorium shall have been declared by New York, California, United Kingdom or United States authorities; or

                     (c) there shall have been (i) an outbreak or escalation of hostilities between the United States or the United Kingdom and any foreign power, (ii) an outbreak or escalation of any other insurrection or armed conflict involving the United States or the United Kingdom or (iii) any other calamity or crisis having an effect on the financial markets that makes it impracticable or inadvisable to proceed with the public offering or the delivery of the securities as contemplated by the Registration Statement.

               12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2 and 8(b) hereof.

               13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to Schroder & Co. Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019, Attention:

Bradley G. Razook, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025, Attention: Mr. Timothy O'Brien.

               14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and its respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

               15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

               16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                       Very truly yours,

                                       THE SPORTS CLUB COMPANY, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       SELLING STOCKHOLDERS



                                       By:
                                         --------------------------------------
                                         Attorney-in-Fact for the Selling
                                         Stockholders named in Schedule I hereto


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


SCHRODER & CO. INC.
PRUDENTIAL SECURITIES INCORPORATED
SUTRO & CO. INCORPORATED

For themselves and the other
several Underwriters, if any,
named in Schedule 1 to the
foregoing Agreement

By:     SCHRODER & CO. INC.



By:
   -------------------------------------
   Name:
   Title:

For itself and the other Representatives

                                   SCHEDULE 1

                            UNDERWRITERS' COMMITMENTS

                                                          Number of
                                                          Firm Securities
                                                          to be Purchased
                                                          from the Company
Underwriter
----------------------------------                        ---------------------

Schroder & Co. Inc.
Prudential Securities Incorporated
Sutro & Co. Incorporated


                                            ----------------

                      TOTAL  ..............        6,000,000
                                            =================

                                   SCHEDULE 2

                              SELLING STOCKHOLDERS


                                                                                   Number of
                                                                  Option Securities to be Sold
                                                                  ----------------------------
The Jared R. Talla Irrevocable Trust dated January 4, 1993 (1)..........................50,000

The Brett M. Talla Irrevocable Trust dated January 4, 1993 (2)..........................50,000
                                                                                    ----------
Total..................................................................................100,000


-------------------------------------------

(1) Address for notices:

        c/o
         ----------------------

        -----------------------

        -----------------------

        -----------------------


(2) Address for notices:

        c/o
         ----------------------

        -----------------------

        -----------------------

        -----------------------

                                                                       EXHIBIT A


March __, 1998



SCHROEDER & CO. INC.
PRUDENTIAL SECURITIES INCORPORATED
SUTRO & CO. INCORPORATED
 As Representatives of the
 several Underwriters
 c/o Schroeder & Co. Inc.
  787 Seventh Avenue
  5th Floor
  New York, New York 10019


Ladies and Gentlemen:

      The undersigned is an executive officer or director of the Sports club company, Inc., a Delaware corporation (the "Company"). The undersigned understands that the Company has filed a registration statement on Form S-2, Registration No. 333-46973 (the "Registration Statement"), with the Securities and Exchange Commission, together with the prospectus relating to the proposed underwritten offering (the "Offering") by the Company of shares of Common Stock, $.01 par value per share (the "Common Stock").

      In order to induce the Company, you and the other underwriters of the Offering, for which Schroeder & Co. Inc., Prudential Securities Incorporated and Sutro & Co. Incorporated intend to act as representatives, to proceed with the Offering, the undersigned hereby agrees that the undersigned will not, directly or indirectly, for a period of 90 days after the date hereof, without the prior written consent of Schroeder & Co. Inc., sell, offer to sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

      This letter shall have no further force or effect if the Company and the several Underwriters shall not have executed and delivered respective underwriting agreements related to the Offering by April 30, 1998 or if any underwriting agreement entered into by such parties shall be terminated prior to the initial closing date provided for therein.


               [Remainder of this page intentionally left blank.]

      This letter agreement shall not prohibit the undersigned from transferring any shares of Common Stock to members of his or her immediate family or to a trust for their benefit, provided that such persons or trust agree to be bound by the terms hereof.


                                                Very truly yours,




                                                By:
                                                   ----------------------
                                                   Name:






                                       32